[GRAPHIC OMITTED]

      Cusip 335931606   Cusip 335931887
      Cusip 335931507   Cusip 335931879
      Cusip 335931705   Cusip 335931861
      Cusip 335931309   Cusip 335931853
      Cusip 335931101   Cusip 335931846
      Cusip 335931804   Cusip 335931838
     G01989-06 (7/98)

REGIONS FUNDS
Regions Treasury Money Market Fund
Regions Limited Maturity Government Fund
Regions Fixed Income Fund
Regions Balanced Fund
Regions Value Fund
Regions Growth Fund

Supplement  to Combined  Statement of Additional  Information  dated January 31,
1998

The total returns of Regions Balanced Fund, Regions Value Fund, and Regions Growth Fund on page 21 of the Statement of Additional Information were understated. Please replace page 21 of the Statement of Additional Information with the enclosed page.



                                                                    July 7, 1998





Total Return

The average annual total return for each class of shares of the Funds is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the maximum offering price per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000 adjusted over the period by any additional Shares, assuming the quarterly or monthly reinvestment of all dividends and distributions. Any applicable contingent deferred sales charge is deducted from the ending value of the investment based on the lesser of the original purchase price or the net asset value of Investment Shares redeemed.

The average annual total returns for Investment Shares and Trust Shares of Treasury Money Market Fund for the one-year period ended November 30, 1997 were 4.39% and 4.81%, respectively. During the period from April 14, 1992 (date of initial public investment) to November 30, 1997, the average total returns were 3.76% and 4.17%, respectively.

The average annual total returns for Investment Shares of Limited Maturity Government Fund for the one-year period ended November 30, 1997 and the period from December 12, 1993 (date of initial public investment) to November 30 ,1997 were 1.66% and 4.86%, respectively.

The average annual total returns for Investment Shares of Fixed Income Fund for the one-year period ended November 30, 1997 and the period from April 20, 1992 (date of initial public investment) to November 30, 1997 were 2.84% and 6.86%, respectively.

The average annual total returns for Investment Shares of Balanced Fund for the one-year period ended November 30, 1997 and the period from December 19, 1994 (date of initial public investment) to November 30, 1997 were 13.14% and 16.73%, respectively.

The average annual total returns for Investment Shares of Value Fund for the one-year period ended November 30, 1997 and the period from December 19, 1994 (date of initial public investment) to November 30, 1997 were 20.85% and 23.48%, respectively.

The average annual total returns for Investment Shares of Growth Fund for the one-year period ended November 30, 1997 and the period from April 20, 1992 (date of initial public investment) to November 30, 1997 were 19.19% and 14.65%, respectively.

The Funds (other than Treasury Money Market Fund) did not offer the Trust Shares class until January 1998.

Yield

The yield for each class of shares of the Funds (other than shares of Treasury Money Market Fund) is determined by dividing the net investment income per share (as defined by the SEC) earned by any class of shares over a thirty-day period by the maximum offering price per share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by any class of shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in any class of shares of the Fund, the performance will be reduced for shareholders paying those fees.

The yield for the 30-day period ended November 30, 1997 for Investment Shares was: 4.89% for Limited Maturity Government Fund; 5.79% for Fixed Income Fund; 2.70% for Balanced Fund; 1.41% for Value Fund; and 0.35% for Growth Fund.

The Funds (other than Treasury Money Market Fund) did not offer the Trust Shares class until January 1998.